Supplemental Information 2nd Quarter 2022 Exhibit 99.2

2 Overview 3 Segment Overview 6 Senior Housing 7 General and Administrative ("G&A") Expense 12 Capital Expenditures 13 Cash Facility Lease Payments 14 Capital Structure 15 Definitions 16 Appendices: Summary Financial Impact: COVID-19 19 Non-GAAP Financial Measures 21 Table of Contents

3 Managed 4,810 Owned 31,603 Leased 20,567 Managed 33 Owned 346 Leased 295 674 communities 56,980 units (1) The Company sold 80% of its equity in its Health Care Services segment on July 1, 2021 (the "HCS Sale") and recognized a $286.5 million gain on the sale. For periods beginning July 1, 2021, the results and financial position of the Health Care Services segment are deconsolidated from the Company's consolidated financial statements and its 20% equity interest in the Health Care Services Venture (the "HCS Venture") is accounted for under the equity method of accounting. Important Note Regarding Non-GAAP Financial Measures • Adjusted EBITDA and Adjusted Free Cash Flow are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures. 2021 2022 2Q22 vs 2Q21 YTD 2Q22 vs YTD 2Q21 ($ in 000s, except RevPAR ) 1Q 2Q 3Q 4Q Full Year 1Q 2Q Better B/ (Worse) (W) B/(W) Resident fee revenue $ 664,350 $ 673,978 $ 600,095 $ 605,425 $ 2,543,848 $ 636,974 $ 640,388 $ 1,277,362 (5.0) % (4.6) % Senior Housing resident fee revenue $ 577,499 $ 586,665 $ 600,095 $ 605,425 $ 2,369,684 $ 636,974 $ 640,388 9.2% 9.7 % Health Care Services resident fee revenue (1) $ 86,851 $ 87,313 $ — $ — $ 174,164 $ — $ — N/A N/A Management fee revenue $ 8,566 $ 4,998 $ 3,621 $ 3,413 $ 20,598 $ 3,329 $ 3,329 (33.4) % (50.9) % Other operating income $ 10,735 $ 1,308 $ 89 $ 236 $ 12,368 $ 376 $ 8,411 NM (27.0) % Net income (loss) (1) $ (108,303) $ (83,604) $ 174,263 $ (81,720) $ (99,364) $ (100,032) $ (84,283) (0.8) % 4.0 % Net cash provided by (used in) operating activities $ (23,857) $ 3,410 $ 7,200 $ (81,387) $ (94,634) $ (23,255) $ 11,577 NM 42.9 % Adjusted EBITDA $ 34,981 $ 33,064 $ 34,582 $ 35,849 $ 138,476 $ 37,176 $ 50,714 53.4% 29.2 % Adjusted Free Cash Flow $ (50,674) $ (54,747) $ (42,570) $ (138,703) $ (286,694) $ (53,493) $ (48,463) 11.5% 3.3 % RevPAR $ 3,631 $ 3,692 $ 3,784 $ 3,828 $ 3,734 $ 4,032 $ 4,071 10.3% 10.6 % Weighted average occupancy 69.6% 70.5% 72.5% 73.5% 71.5% 73.4% 74.6% 410 bps 400 bps 2Q 2022 weighted average occupancy (consolidated communities) Occupancy Band Community Count % of Period End Communities Greater than 95% 69 11% 90% > 95% 58 9% 85% > 90% 61 10% 80% > 85% 67 10% 75% > 80% 81 13% 70% > 75% 79 12% Less than 70% 226 35% Total 641 100% Overview As of June 30, 2022 Consolidated: 52,170 Consolidated: 641

4 2021 2022 2Q22 vs 2Q21 YTD 2Q22 vs YTD 2Q21 ($ in 000s) 1Q 2Q 3Q 4Q Full Year 1Q 2Q B(W) B(W) Senior Housing resident fee revenue $ 577,499 $ 586,665 $ 600,095 $ 605,425 $ 2,369,684 $ 636,974 $ 640,388 9.2% 9.7 % Health Care Services resident fee revenue 86,851 87,313 — — 174,164 — — N/A N/A Management fee revenue 8,566 4,998 3,621 3,413 20,598 3,329 3,329 (33.4) % (50.9) % Other operating income 10,735 1,308 89 236 12,368 376 8,411 NM (27.0) % Senior Housing facility operating expense (469,281) (466,424) (480,423) (488,282) (1,904,410) (512,764) (513,664) (10.1) % (9.7) % Health Care Services facility operating expense (87,031) (84,422) — — (171,453) — — N/A N/A Combined Segment Operating Income 127,339 129,438 123,382 120,792 500,951 127,915 138,464 7.0% 3.7 % General and administrative expense (1) (43,276) (47,184) (39,301) (35,076) (164,837) (40,868) (37,904) 19.7% 12.9 % Cash facility operating lease payments (see page 14) (49,082) (49,190) (49,499) (49,867) (197,638) (49,871) (49,846) (1.3) % (1.5) % Adjusted EBITDA (2) 34,981 33,064 34,582 35,849 138,476 37,176 50,714 53.4% 29.2 % Transaction and Organizational Restructuring Costs (1,884) (689) (943) (293) (3,809) (373) (229) 66.8% 76.6 % Interest expense, net (see page 14) (46,313) (46,576) (47,096) (46,357) (186,342) (45,120) (46,909) (0.7) % 0.9 % Payment of financing lease obligations (4,789) (4,864) (5,039) (5,182) (19,874) (5,490) (5,610) (15.3) % (15.0) % Changes in working capital (3) (5,320) (1,129) 9,764 (82,394) (79,079) (272) (552) 51.1% 87.2 % Non-Development Capital Expenditures, net (see page 13) (27,450) (35,795) (28,193) (45,972) (137,410) (39,326) (45,686) (27.6) % (34.4) % Other (4) 101 1,242 (5,645) 5,646 1,344 - 8 (88) (191) NM NM Adjusted Free Cash Flow (5) $ (50,674) $ (54,747) $ (42,570) $ (138,703) $ (286,694) $ (53,493) $ (48,463) 11.5% 3.3 % Adjusted EBITDA and Adjusted Free Cash Flow (1) Excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs, see page 12. (2) Adjusted EBITDA includes government grants and credits recognized during the respective periods as presented in other operating income. (3) Excludes changes in prepaid insurance premiums financed with notes payable, lessor capital expenditure reimbursements under operating leases, and changes in operating lease assets and liabilities for lease termination. (4) Primarily consists of proceeds from property insurance and state income tax (provision) benefit. (5) The Company’s Adjusted Free Cash Flow includes the impacts of financial relief and repayment of temporary liquidity relief pursuant to the Coronavirus Aid, Relief, and Economic Security Act of 2020 (“CARES Act”). Refer to page 20 for additional details.

5 (1) Primarily consists of corporate capital expenditures, lease payments for corporate offices and information technology systems and equipment, state income tax (provision) benefit, Transaction and Organizational Restructuring Costs, changes in working capital, and interest income. (2) All Other primarily includes communities operated by the Company pursuant to management agreements. (3) Resident fee revenue excluded from definitions of RevPAR and RevPOR is $793 thousand. (4) Adjusted EBITDA for the second quarter of 2022 includes $8.4 million of government grants and credits recognized in other operating income. (5) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases. 2Q 2022 ($ in 000s) Total Senior Housing Owned Portfolio Senior Housing Leased Portfolio Corporate (1) All Other (2) Resident fee revenue (3) $ 640,388 $ 374,231 $ 266,157 $ — $ — Management fee revenue 3,329 — — — 3,329 Other operating income 8,411 5,240 3,171 — — Facility operating expense (513,664) (307,694) (205,970) — — Combined Segment Operating Income 138,464 71,777 63,358 — 3,329 General and administrative expense (excluding non-cash stock-based compensation expense and transaction costs) (see page 12) (37,904) (20,419) (14,523) — (2,962) Cash facility operating lease payments (49,846) — (48,486) (1,360) — Adjusted EBITDA (4) 50,714 51,358 349 (1,360) 367 Transaction and Organizational Restructuring Costs (229) — — (229) — Interest expense, net (46,909) (35,693) (11,658) 442 — Payment of financing lease obligations (5,610) — (5,438) (172) — Changes in working capital (5) (552) — — (552) — Non-Development Capital Expenditures, net (45,686) (25,934) (12,503) (7,249) — Other (191) 382 — (573) — Adjusted Free Cash Flow $ (48,463) $ (9,887) $ (29,250) $ (9,693) $ 367 Adjusted EBITDA and Adjusted Free Cash Flow Distribution

6 2021 2022 2Q22 vs 2Q21 YTD 2Q22 vs YTD 2Q21 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q 2Q B(W) B(W) Total Senior Housing, Health Care Services, and All Other Revenue (1) $ 672,916 $ 678,976 $ 603,716 $ 608,838 $ 2,564,446 $ 640,303 $ 643,717 (5.2) % (5.0) % Other operating income $ 10,735 $ 1,308 $ 89 $ 236 $ 12,368 $ 376 $ 8,411 NM (27.0) % Combined Segment Operating Income $ 127,339 $ 129,438 $ 123,382 $ 120,792 $ 500,951 $ 127,915 $ 138,464 7.0% 3.7 % Combined segment operating margin 18.6% 19.0% 20.4% 19.8% 19.4% 20.0% 21.2% 220 bps 180 bps Combined segment adjusted operating margin (2) 17.3% 18.9% 20.4% 19.8% 19.1% 19.9% 20.2% 130 bps 200 bps Senior Housing Segments (see page 7) Revenue $ 577,499 $ 586,665 $ 600,095 $ 605,425 $ 2,369,684 $ 636,974 $ 640,388 9.2% 9.7 % Other operating income $ 8,152 $ 786 $ 89 $ 236 $ 9,263 $ 376 $ 8,411 NM (1.7) % Senior Housing Operating Income $ 116,370 $ 121,027 $ 119,761 $ 117,379 $ 474,537 $ 124,586 $ 135,135 11.7% 9.4 % Senior Housing operating margin 19.9% 20.6% 20.0% 19.4% 19.9% 19.5% 20.8% 20 bps 0 bps Senior Housing adjusted operating margin (2) 18.7% 20.5% 19.9% 19.3% 19.6% 19.5% 19.8% (70) bps 0 bps Number of communities (period end) 650 648 648 646 646 645 641 (1.1) % (1.1) % Total Average Units 52,971 52,911 52,811 52,665 52,840 52,586 52,368 (1.0) % (0.9) % RevPAR $ 3,631 $ 3,692 $ 3,784 $ 3,828 $ 3,734 $ 4,032 $ 4,071 10.3% 10.6 % Weighted average occupancy 69.6% 70.5% 72.5% 73.5% 71.5% 73.4% 74.6% 410 bps 400 bps RevPOR $ 5,219 $ 5,237 $ 5,219 $ 5,210 $ 5,221 $ 5,493 $ 5,459 4.2% 4.7 % Health Care Services Segment (3) Revenue $ 86,851 $ 87,313 $ — $ — $ 174,164 $ — $ — N/A N/A Other operating income $ 2,583 $ 522 $ — $ — $ 3,105 $ — $ — N/A N/A Segment Operating Income $ 2,403 $ 3,413 $ — $ — $ 5,816 $ — $ — N/A N/A All Other All Other Segment Operating Income (comprised solely of management fees) $ 8,566 $ 4,998 $ 3,621 $ 3,413 $ 20,598 $ 3,329 $ 3,329 (33.4) % (50.9) % Resident fee revenue under management (4) $ 82,468 $ 64,410 $ 55,156 $ 51,409 $ 253,443 $ 52,898 $ 54,284 (15.7) % (27.0) % Segment Overview (1) Excludes reimbursed costs on behalf of managed communities. (2) Excludes other operating income. (3) The Company sold 80% of its equity in its Health Care Services segment on July 1, 2021 and recognized a $286.5 million gain on the sale. For periods beginning July 1, 2021, the results and financial position of the Health Care Services segment are deconsolidated from the Company's consolidated financial statements and its 20% equity interest in the HCS Venture is accounted for under the equity method of accounting. (4) Not included in consolidated reported amounts.

7 2021 2022 2Q22 vs 2Q21 YTD 2Q22 vs YTD 2Q21 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q 2Q B(W) B(W) Independent Living Revenue $ 118,782 $ 118,005 $ 119,584 $ 119,167 $ 475,538 $ 124,404 $ 125,578 6.4% 5.6 % Other operating income $ 1,364 $ 111 $ 9 $ 28 $ 1,512 $ 2 $ 1,159 NM (21.3) % Segment Operating Income $ 37,329 $ 35,292 $ 36,733 $ 36,754 $ 146,108 $ 37,684 $ 38,709 9.7% 5.2 % Segment operating margin 31.1% 29.9% 30.7% 30.8% 30.6% 30.3% 30.5% 60 bps (10) bps Segment adjusted operating margin (1) 30.3% 29.8% 30.7% 30.8% 30.4% 30.3% 29.9% 10 bps 10 bps Number of communities (period end) 68 68 68 68 68 68 68 — % — % Total Average Units 12,539 12,552 12,567 12,567 12,556 12,568 12,569 0.1% 0.2 % RevPAR $ 3,158 $ 3,134 $ 3,172 $ 3,161 $ 3,156 $ 3,299 $ 3,330 6.3% 5.4 % Weighted average occupancy 73.6% 73.5% 74.7% 75.1% 74.2% 74.6% 76.0% 250 bps 180 bps RevPOR $ 4,290 $ 4,266 $ 4,244 $ 4,208 $ 4,252 $ 4,423 $ 4,380 2.7% 2.9 % Assisted Living and Memory Care Revenue $ 386,938 $ 391,718 $ 402,621 $ 408,444 $ 1,589,721 $ 432,132 $ 434,454 10.9% 11.3 % Other operating income $ 5,104 $ 629 $ 75 $ 155 $ 5,963 $ 356 $ 6,412 NM 18.1 % Segment Operating Income $ 71,433 $ 77,062 $ 75,324 $ 70,501 $ 294,320 $ 76,863 $ 87,588 13.7% 10.7 % Segment operating margin 18.2% 19.6% 18.7% 17.3% 18.4% 17.8% 19.9% 30 bps (10) bps Segment adjusted operating margin (1) 17.1% 19.5% 18.7% 17.2% 18.1% 17.7% 18.7% (80) bps (10) bps Number of communities (period end) 562 560 560 559 559 558 554 (1.1) % (1.1) % Total Average Units 35,110 35,018 34,893 34,883 34,977 34,817 34,598 (1.2) % (1.0) % RevPAR $ 3,673 $ 3,728 $ 3,845 $ 3,902 $ 3,787 $ 4,136 $ 4,183 12.2% 12.4 % Weighted average occupancy 68.3% 69.5% 71.9% 73.1% 70.7% 73.0% 74.2% 470 bps 470 bps RevPOR $ 5,376 $ 5,365 $ 5,347 $ 5,341 $ 5,357 $ 5,665 $ 5,636 5.1% 5.2 % CCRCs Revenue $ 71,779 $ 76,942 $ 77,890 $ 77,814 $ 304,425 $ 80,438 $ 80,356 4.4% 8.1 % Other operating income $ 1,684 $ 46 $ 5 $ 53 $ 1,788 $ 18 $ 840 NM (50.4) % Segment Operating Income $ 7,608 $ 8,673 $ 7,704 $ 10,124 $ 34,109 $ 10,039 $ 8,838 1.9% 15.9 % Segment operating margin 10.4% 11.3% 9.9% 13.0% 11.1% 12.5% 10.9% (40) bps 90 bps Segment adjusted operating margin (1) 8.3% 11.2% 9.9% 12.9% 10.6% 12.5% 10.0% (120) bps 140 bps Number of communities (period end) 20 20 20 19 19 19 19 (5.0) % (5.0) % Total Average Units 5,322 5,341 5,351 5,215 5,307 5,201 5,201 (2.6) % (2.5) % RevPAR $ 4,473 $ 4,770 $ 4,824 $ 4,946 $ 4,753 $ 5,109 $ 5,115 7.2% 10.6 % Weighted average occupancy 68.5% 70.2% 71.2% 72.5% 70.6% 73.2% 73.4% 320 bps 400 bps RevPOR $ 6,534 $ 6,790 $ 6,777 $ 6,825 $ 6,733 $ 6,976 $ 6,970 2.7% 4.6 % Senior Housing Segments (1) Excludes other operating income.

8 2021 2022 2Q22 vs 2Q21 YTD 2Q22 vs YTD 2Q21 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q 2Q B(W) B(W) Revenue $ 552,104 $ 559,667 $ 573,689 $ 580,972 $ 2,266,432 $ 612,602 $ 617,730 10.4% 10.7 % Other operating income 7,343 763 88 236 8,430 358 8,015 NM 3.3 % Revenue and other operating income 559,447 560,430 573,777 581,208 2,274,862 612,960 625,745 11.7% 10.6 % Community Labor Expenses (292,256) (291,065) (302,007) (317,206) (1,202,534) (331,013) (331,690) (14.0) % (13.6) % Other facility operating expenses (151,369) (149,805) (153,276) (148,717) (603,167) (160,313) (161,249) (7.6) % (6.8) % Facility operating expenses(2) (443,625) (440,870) (455,283) (465,923) (1,805,701) (491,326) (492,939) (11.8) % (11.3) % Same Community Operating Income $ 115,822 $ 119,560 $ 118,494 $ 115,285 $ 469,161 $ 121,634 $ 132,806 11.1% 8.1 % Same Community adjusted operating income(3) $ 108,479 $ 118,797 $ 118,406 $ 115,049 $ 460,731 $ 121,276 $ 124,791 5.0% 8.3 % Same Community operating margin 20.7% 21.3% 20.7% 19.8% 20.6% 19.8% 21.2% (10) bps (50) bps Same Community adjusted operating margin(3) 19.6% 21.2% 20.6% 19.8% 20.3% 19.8% 20.2% (100) bps (40) bps Total Average Units 50,589 50,589 50,589 50,591 50,590 50,592 50,594 — % — % RevPAR $ 3,638 $ 3,688 $ 3,780 $ 3,828 $ 3,734 $ 4,036 $ 4,070 10.4% 10.6 % Weighted average occupancy 69.5% 70.4% 72.5% 73.5% 71.5% 73.4% 74.6% 420 bps 400 bps RevPOR $ 5,232 $ 5,236 $ 5,214 $ 5,207 $ 5,222 $ 5,498 $ 5,456 4.2% 4.6 % Same Community Operating Income / Adjusted Operating Income ($ in millions) $115.8 $119.6 $118.5 $115.3 $121.6 $132.8 Same Community Other Operating Income Same Community Adjusted Operating Income 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 Same Community RevPAR / Weighted Average Occupancy $3,638 $3,688 $3,780 $3,828 $4,036 $4,070 69.5% 70.4% 72.5% 73.5% 73.4% 74.6% RevPAR Weighted Average Occupancy 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 Senior Housing: Same Community (1) (1) Same Community portfolio reflects 633 communities. (2) Excludes natural disaster expense of $1.6 million for the full year 2021. (3) Excludes other operating income. (2) (3)

9 2021 2022 2Q22 vs 2Q21 YTD 2Q22 vs YTD 2Q21 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q 2Q B(W) B(W) Independent Living Revenue $ 117,572 $ 116,715 $ 118,100 $ 117,685 $ 470,072 $ 122,846 $ 123,890 6.1% 5.3 % Other operating income 1,345 111 8 28 1,492 2 1,146 NM (21.2) % Community Labor Expense (49,028) (49,617) (48,360) (48,848) (195,853) (51,053) (52,449) (5.7) % (4.9) % Other facility operating expense (32,839) (32,156) (33,316) (32,531) (130,842) (34,632) (34,430) (7.1) % (6.3) % Facility operating expense (81,867) (81,773) (81,676) (81,379) (326,695) (85,685) (86,879) (6.2) % (5.5) % Same Community Operating Income $ 37,050 $ 35,053 $ 36,432 $ 36,334 $ 144,869 $ 37,163 $ 38,157 8.9% 4.5 % Same Community operating margin 31.2% 30.0% 30.8% 30.9% 30.7% 30.3% 30.5% 50 bps (20) bps Same Community adjusted operating margin (2) 30.4% 29.9% 30.8% 30.9% 30.5% 30.3% 29.9% 0 bps (10) bps Total Average Units 12,373 12,376 12,377 12,377 12,376 12,378 12,379 — % — % RevPAR $ 3,167 $ 3,144 $ 3,181 $ 3,169 $ 3,165 $ 3,308 $ 3,336 6.1% 5.3 % Weighted average occupancy 73.5% 73.4% 74.7% 75.1% 74.2% 74.6% 75.9% 250 bps 190 bps RevPOR $ 4,310 $ 4,285 $ 4,259 $ 4,221 $ 4,269 $ 4,435 $ 4,393 2.5% 2.7 % Assisted Living and Memory Care Revenue $ 378,959 $ 384,404 $ 396,013 $ 401,779 $ 1,561,155 $ 425,894 $ 429,970 11.9% 12.1 % Other operating income 4,918 609 76 155 5,758 356 6,291 NM 20.3 % Community Labor Expense (209,355) (206,577) (217,984) (231,473) (865,389) (241,429) (240,083) (16.2) % (15.8) % Other facility operating expense (102,331) (101,520) (103,474) (100,468) (407,793) (108,951) (109,340) (7.7) % (7.1) % Facility operating expense (311,686) (308,097) (321,458) (331,941) (1,273,182) (350,380) (349,423) (13.4) % (12.9) % Same Community Operating Income $ 72,191 $ 76,916 $ 74,631 $ 69,993 $ 293,731 $ 75,870 $ 86,838 12.9% 9.1 % Same Community operating margin 18.8% 20.0% 18.8% 17.4% 18.7% 17.8% 19.9% (10) bps (50) bps Same Community adjusted operating margin (2) 17.8% 19.9% 18.8% 17.4% 18.4% 17.7% 18.7% (120) bps (60) bps Total Average Units 34,241 34,238 34,237 34,238 34,239 34,239 34,240 — % — % RevPAR $ 3,689 $ 3,742 $ 3,856 $ 3,912 $ 3,800 $ 4,146 $ 4,186 11.9% 12.1 % Weighted average occupancy 68.3% 69.4% 71.9% 73.0% 70.7% 72.9% 74.2% 480 bps 470 bps RevPOR $ 5,405 $ 5,390 $ 5,366 $ 5,357 $ 5,380 $ 5,684 $ 5,642 4.7% 4.9 % CCRCs Revenue $ 55,573 $ 58,548 $ 59,576 $ 61,508 $ 235,205 $ 63,862 $ 63,870 9.1% 11.9 % Other operating income 1,080 43 4 53 1,180 — 578 NM (48.5) % Community Labor Expense (33,873) (34,871) (35,663) (36,885) (141,292) (38,531) (39,158) (12.3) % (13.0) % Other facility operating expense (16,199) (16,129) (16,486) (15,718) (64,532) (16,730) (17,479) (8.4) % (5.8) % Facility operating expense (50,072) (51,000) (52,149) (52,603) (205,824) (55,261) (56,637) (11.1) % (10.7) % Same Community Operating Income $ 6,581 $ 7,591 $ 7,431 $ 8,958 $ 30,561 $ 8,601 $ 7,811 2.9% 15.8 % Same Community operating margin 11.6% 13.0% 12.5% 14.6% 12.9% 13.5% 12.1% (90) bps 50 bps Same Community adjusted operating margin (2) 9.9% 12.9% 12.5% 14.5% 12.5% 13.5% 11.3% (160) bps 100 bps Total Average Units 3,975 3,975 3,975 3,976 3,975 3,975 3,975 — % — % RevPAR $ 4,660 $ 4,910 $ 4,996 $ 5,157 $ 4,931 $ 5,355 $ 5,356 9.1% 11.9 % Weighted average occupancy 68.2% 69.9% 71.3% 72.8% 70.6% 73.7% 73.9% 400 bps 480 bps RevPOR $ 6,833 $ 7,028 $ 7,005 $ 7,083 $ 6,987 $ 7,267 $ 7,246 3.1% 4.7 % Senior Housing Segments: Same Community (1) (1) Same Community portfolio reflects 67 Independent Living communities, 551 Assisted Living and Memory Care communities, and 15 CCRC communities. (2) Excludes other operating income.

10 2021 2022 2Q22 vs 2Q21 YTD 2Q22 vs YTD 2Q21 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q 2Q B(W) B(W) Revenue $ 336,160 $ 342,355 $ 350,664 $ 352,894 $ 1,382,073 $ 370,337 $ 374,231 9.3% 9.7 % Other operating income 5,098 552 77 196 5,923 300 5,240 NM (1.9) % Facility operating expense (280,235) (280,169) (287,180) (290,347) (1,137,931) (304,715) (307,694) (9.8) % (9.3) % Owned Portfolio Operating Income $ 61,023 $ 62,738 $ 63,561 $ 62,743 $ 250,065 $ 65,922 $ 71,777 14.4% 11.3 % Owned Portfolio operating margin 17.9% 18.3% 18.1% 17.8% 18.0% 17.8% 18.9% 60 bps 30 bps Owned Portfolio adjusted operating margin (1) 16.6% 18.2% 18.1% 17.7% 17.7% 17.7% 17.8% (40) bps 30 bps Additional Information Interest expense: property level and corporate debt $ (35,351) $ (35,425) $ (35,708) $ (34,925) $ (141,409) $ (33,157) $ (35,693) (0.8) % 2.7 % Community level capital expenditures, net (see page 13) $ (14,286) $ (16,973) $ (17,237) $ (25,203) $ (73,699) $ (20,907) $ (25,934) (52.8) % (49.8) % Number of communities (period end) 349 348 348 347 347 347 346 (0.6) % (0.6) % Total Average Units 31,844 31,785 31,783 31,648 31,766 31,635 31,694 (0.3) % (0.5) % RevPAR $ 3,514 $ 3,584 $ 3,672 $ 3,711 $ 3,620 $ 3,893 $ 3,928 9.6% 10.2 % Weighted average occupancy 68.4% 69.6% 71.7% 72.7% 70.6% 72.5% 73.6% 400 bps 410 bps RevPOR $ 5,135 $ 5,151 $ 5,121 $ 5,108 $ 5,128 $ 5,370 $ 5,333 3.5% 4.0 % Senior Housing Owned Portfolio Interest Coverage as of June 30, 2022 1.3x Net Debt as of June 30, 2022 (see page 15) $3,414,205 (1) Excludes other operating income.

11 2021 2022 2Q22 vs 2Q21 YTD 2Q22 vs YTD 2Q21 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q 2Q B(W) B(W) Revenue $ 241,339 $ 244,310 $ 249,431 $ 252,531 $ 987,611 $ 266,637 $ 266,157 8.9% 9.7 % Other operating income 3,054 234 12 40 3,340 76 3,171 NM (1.2) % Facility operating expense (189,046) (186,255) (193,243) (197,935) (766,479) (208,049) (205,970) (10.6) % (10.3) % Leased Portfolio Operating Income $ 55,347 $ 58,289 $ 56,200 $ 54,636 $ 224,472 $ 58,664 $ 63,358 8.7% 7.4 % Leased Portfolio operating margin 22.6% 23.8% 22.5% 21.6% 22.7% 22.0% 23.5% (30) bps (40) bps Leased Portfolio adjusted operating margin (1) 21.7% 23.8% 22.5% 21.6% 22.4% 22.0% 22.6% (120) bps (40) bps Additional Information Cash facility lease payments on leased portfolio (see page 14) $ (63,762) $ (64,008) $ (64,423) $ (64,979) $ (257,172) $ (65,509) $ (65,582) (2.5) % (2.6) % Community level capital expenditures, net (see page 13) $ (7,550) $ (14,444) $ (3,340) $ (10,713) $ (36,047) $ (12,572) $ (12,503) 13.4% (14.0) % Number of communities (period end) 301 300 300 299 299 298 295 (1.7) % (1.7) % Total Average Units 21,127 21,126 21,028 21,017 21,074 20,951 20,674 (2.1) % (1.5) % RevPAR $ 3,808 $ 3,855 $ 3,954 $ 4,005 $ 3,905 $ 4,242 $ 4,291 11.3% 11.4 % Weighted average occupancy 71.3% 71.9% 73.7% 74.7% 72.9% 74.8% 76.0% 410 bps 380 bps RevPOR $ 5,340 $ 5,361 $ 5,362 $ 5,359 $ 5,356 $ 5,672 $ 5,646 5.3% 5.8 % Lease Coverage as of June 30, 2022 0.67x Lease Coverage as of June 30, 2022 (excluding other operating income) 0.66x Operating and financing lease obligations as of June 30, 2022 (see page 24)(2) $ 1,280,937 Facility Lease Maturity Information (Leased Portfolio as of June 30, 2022) Initial Lease Maturities Community Count Total Units Cash Facility Lease Payments for the Twelve Months Ended June 30, 2022 2023 35 1,468 $ 14,584 2024 7 904 14,629 2025 121 10,289 103,948 2026 41 1,994 32,969 Thereafter 91 5,912 90,527 Total 295 20,567 $ 256,657 Senior Housing Leased Portfolio (1) Excludes other operating income. (2) Amount recognized on consolidated balance sheet reflects the discounted future minimum lease payments and the residual value for financing lease obligations.

12 (1) For 2022 periods, G&A allocations are calculated based on the proportional amount of resident fee revenue (consolidated and under management) attributable to the segment or portfolio. For 2021 periods, G&A allocations are calculated using a methodology which the Company believed matched the type of general and administrative cost with the community, segment, or portfolio. Some of the allocations are based on direct utilization and some are based on formulas such as unit proportion. G&A allocations presented herein exclude non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs. (2) Not included in consolidated reported amounts. Consolidated, unless otherwise noted 2021 2022 2Q22 vs 2Q21 YTD 2Q22 vs YTD 2Q21 ($ in 000s) 1Q 2Q 3Q 4Q Full Year 1Q 2Q B(W) B(W) G&A expense allocations (1) Senior Housing Owned Portfolio allocation $ 19,358 $ 22,010 $ 21,004 $ 18,871 $ 81,243 $ 21,938 $ 20,419 7.2% (2.4) % Senior Housing Leased Portfolio allocation 13,898 15,706 14,941 13,504 58,049 15,795 14,523 7.5% (2.4) % All Other allocation 4,994 4,257 3,356 2,701 15,308 3,135 2,962 30.4% 34.1 % Health Care Services allocation 5,026 5,211 — — 10,237 — — N/A N/A Subtotal G&A expense allocations 43,276 47,184 39,301 35,076 164,837 40,868 37,904 19.7% 12.9 % Non-cash stock-based compensation expense 4,783 4,527 3,568 3,392 16,270 3,885 3,619 20.1% 19.4% Transaction and Organizational Restructuring Costs 1,884 689 943 293 3,809 373 229 66.8% 76.6% General and administrative expense $ 49,943 $ 52,400 $ 43,812 $ 38,761 $ 184,916 $ 45,126 $ 41,752 20.3% 15.1% 2021 2022 2Q22 vs 2Q21 YTD 2Q22 vs YTD 2Q21 1Q 2Q 3Q 4Q Full Year 1Q 2Q B(W) B(W) Resident fee revenue $ 664,350 $ 673,978 $ 600,095 $ 605,425 $ 2,543,848 $ 636,974 $ 640,388 (5.0) % (4.6) % Resident fee revenue under management (2) 82,468 64,410 55,156 51,409 253,443 52,898 54,284 (15.7) % (27.0) % Total (consolidated and under management) (2) $ 746,818 $ 738,388 $ 655,251 $ 656,834 $ 2,797,291 $ 689,872 $ 694,672 (5.9) % (6.8) % G&A Expense as a Percentage of Resident Fee Revenue (Consolidated and Under Management) G&A expense (excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs) 5.8% 6.4% 6.0% 5.3% 5.9% 5.9% 5.5% 90 bps 40 bps G&A expense (including non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs) 6.7% 7.1% 6.7% 5.9% 6.6% 6.5% 6.0% 110 bps 60 bps G&A Expense

13 ($ in 000s, except for community level capital expenditures, net, per average unit) 2021 2022 2Q22 vs 2Q21 YTD 2Q22 vs YTD 2Q21 1Q 2Q 3Q 4Q Full Year 1Q 2Q B(W) B(W) Community level capital expenditures, including allocations Senior Housing Owned Portfolio $ 14,286 $ 16,973 $ 17,237 $ 25,203 $ 73,699 $ 20,907 $ 25,934 (52.8) % (49.8) % Senior Housing Leased Portfolio 7,550 14,444 3,340 10,713 36,047 12,572 12,503 13.4% (14.0) % Community level capital expenditures, net (A) 21,836 31,417 20,577 35,916 109,746 33,479 38,437 (22.3) % (35.0) % Corporate capital expenditures 5,614 4,378 7,616 10,056 27,664 5,847 7,249 (65.6) % (31.1) % Non-Development Capital Expenditures, net 27,450 35,795 28,193 45,972 137,410 39,326 45,686 (27.6) % (34.4) % Development Capital Expenditures, net 1,521 597 608 482 3,208 861 1,829 NM (27.0) % Total capital expenditures, net $ 28,971 $ 36,392 $ 28,801 $ 46,454 $ 140,618 $ 40,187 $ 47,515 (30.6) % (34.2) % Lessor reimbursements: non-development capital expenditures 8,951 10,001 15,688 7,460 42,100 4,697 7,136 Change in related payables 2,439 (7,216) 1,790 (3,074) (6,061) (4,928) 2,244 Total cash paid for capital expenditures $ 40,361 $ 39,177 $ 46,279 $ 50,840 $ 176,657 $ 39,956 $ 56,895 (45.2) % (21.8) % Senior Housing Total Average Units (B) 52,971 52,911 52,811 52,665 52,840 52,586 52,368 (1.0) % (0.9) % Community level capital expenditures, net, per average unit (A/B) $ 412 $ 594 $ 390 $ 682 $ 2,077 $ 637 $ 734 (23.6) % (36.2%) Capital Expenditures

14 (1) Includes cash lease payments for leases of corporate offices and information technology systems and equipment. 2021 2022 2Q22 vs 2Q21 YTD 2Q22 vs YTD 2Q21 ($ in 000s) 1Q 2Q 3Q 4Q Full Year 1Q 2Q B(W) B(W) Operating Lease Obligations Facility operating lease expense $ 44,418 $ 43,864 $ 43,226 $ 42,850 $ 174,358 $ 41,564 $ 41,538 Operating lease expense adjustment 4,664 5,326 6,273 7,017 23,280 8,307 8,308 Cash facility operating lease payments 49,082 49,190 49,499 49,867 197,638 49,871 49,846 (1.3) % (1.5) % Financing Lease Obligations Interest expense: financing lease obligations 11,383 11,492 11,674 11,733 46,282 12,058 11,994 Payment of financing lease obligations 4,789 4,864 5,039 5,182 19,874 5,490 5,610 Cash financing lease payments 16,172 16,356 16,713 16,915 66,156 17,548 17,604 (7.6) % (8.1) % Total cash facility lease payments (1) $ 65,254 $ 65,546 $ 66,212 $ 66,782 $ 263,794 $ 67,419 $ 67,450 (2.9) % (3.1) % Interest Expense Reconciliation to Income Statement Interest expense: financing lease obligations $ 11,383 $ 11,492 $ 11,674 $ 11,733 $ 46,282 $ 12,058 $ 11,994 (4.4) % (5.1) % Interest income (421) (341) (286) (301) (1,349) (95) (778) 128.2% 14.6 % Interest expense: debt 35,351 35,425 35,708 34,925 141,409 33,157 35,693 (0.8) % 2.7 % Interest expense, net 46,313 46,576 47,096 46,357 186,342 45,120 46,909 (0.7) % 0.9 % Amortization of deferred financing costs 1,915 1,907 1,884 1,591 7,297 1,542 1,520 Change in fair value of derivatives (42) 233 95 (134) 152 (3,403) (973) Interest income 421 341 286 301 1,349 95 778 Interest expense per income statement $ 48,607 $ 49,057 $ 49,361 $ 48,115 $ 195,140 $ 43,354 $ 48,234 1.7% 6.2 % Cash Facility Lease Payments

15 $388 $646 $537 $476 $412 $381 $636 $529 $469 $405 $7 $9 $8 $7 $7 06/30/2021 09/30/2021 12/31/2021 03/31/2022 06/30/2022 Total Liquidity ($ in millions) (1) The Company accepted approximately $60 million of Phase 4 grants from the Public Health and Social Services Emergency Fund ("PRF") on August  5, 2022. (2) Includes the carrying amount of debt of which 93.8%, or $3.6 billion, represented non-recourse property-level mortgage financings. (3) Amount includes maturities and recurring principal payments and excludes $27 million in deferred financing costs, net. (4) Reflects rates as of June 30, 2022. (5) Excludes convertible senior notes. (6) Excludes operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR. Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDAR, Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Net Debt, and Adjusted Net Debt are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures. Leverage Ratios ($ in 000s) Twelve Months Ended June 30, 2022 Annualized Leverage Adjusted EBITDAR (A) $ 357,404 Cash facility operating lease payments (see page 14) (199,083) Adjusted EBITDA 158,321 Cash financing lease payments (see page 14) (68,780) Adjusted EBITDA after cash financing lease payments (B) $ 89,541 As of June 30, 2022 Debt $ 3,834,160 Cash and cash equivalents (238,757) Marketable securities (165,481) Restricted cash held as collateral against existing debt (15,717) Net Debt (C) 3,414,205 38.1 x (C/B) Operating and financing lease obligations (see page 24) (6) 1,294,639 Adjusted Net Debt (D) $ 4,708,844 13.2 x (D/A) Debt ($ in millions) Principal Payments(3) Weighted Rate(4) 2022 $ 29 3.62% 2023 264 4.37% 2024 304 4.40% 2025 347 3.91% 2026 308 2.50 % Thereafter 2,609 4.07 % Total $ 3,861 3.98 % Capital Structure $224 $2,152 $1,231 $227 Debt Structure(2) ($ in millions) As of June 30, 2022 Weighted Rate Fixed rate debt (5) 4.14 % Variable rate debt 4.04 % Fixed rate convertible senior notes 2.00 % Total debt 3.98% 56% 32% Fixed rate debt(5) Variable rate debt with interest rate caps Variable rate debt - unhedged 6% Line of credit available to draw Cash and cash equivalents and marketable securities 6% Fixed rate convertible senior notes ~$60 PRF in August 2022 (1)

16 Adjusted EBITDA is a non-GAAP performance measure that the Company defines as net income (loss) excluding: benefit/provision for income taxes, non-operating income/ expense items, and depreciation and amortization; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, cost reduction, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include non-cash impairment charges, gain/loss on facility operating lease termination, operating lease expense adjustment, non-cash stock-based compensation expense, and Transaction and Organizational Restructuring Costs. Adjusted EBITDAR is a non-GAAP financial measure that the Company defines as Adjusted EBITDA before cash facility operating lease payments. Adjusted Free Cash Flow is a non-GAAP liquidity measure that the Company defines as net cash provided by (used in) operating activities before: distributions from unconsolidated ventures from cumulative share of net earnings, changes in prepaid insurance premiums financed with notes payable, changes in operating lease assets and liabilities for lease termination, cash paid/received for gain/loss on facility operating lease termination, and lessor capital expenditure reimbursements under operating leases; plus: property insurance proceeds and proceeds from refundable entrance fees, net of refunds; less: Non-Development Capital Expenditures and payment of financing lease obligations. Adjusted Net Debt is a non-GAAP financial measure that the Company defines as Net Debt, plus operating and financing lease obligations. Operating and financing lease obligations exclude operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR. Combined Segment Operating Income is defined by the Company as resident fee and management fee revenue and other operating income of the Company, less facility operating expense. Combined Segment Operating Income does not include general and administrative expense or depreciation and amortization. Community Labor Expense is a component of facility operating expense that includes regular and overtime salaries and wages, bonuses, paid-time-off and holiday wages, payroll taxes, contract labor, employee benefits, and workers compensation. Development Capital Expenditures means capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities. Amounts of Development Capital Expenditures are presented net of lessor reimbursements. Interest Coverage is calculated based on the trailing-twelve months Owned Portfolio Operating Income adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months property level and corporate debt interest expense. Lease Coverage is calculated based on the trailing-twelve months Leased Portfolio Operating Income, excluding resident fee revenue, other operating income, and facility operating expense of communities disposed during such period adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months cash facility lease payments for both operating leases and financing leases, excluding cash lease payments for leases of communities disposed during such period, corporate offices, information technology systems and equipment, vehicles, and other equipment. Leased Portfolio Operating Income is defined by the Company as resident fee revenue and other operating income (excluding amounts from the former Health Care Services segment), less facility operating expense for the Company’s Senior Housing Leased Portfolio. Leased Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. Net Debt is a non-GAAP financial measure that the Company defines as the total of its debt (mortgage debt and other notes payable) and the outstanding balance on the line of credit, less unrestricted cash, marketable securities, and cash held as collateral against existing debt. NM means not meaningful. Non-Development Capital Expenditures is comprised of corporate and community- level capital expenditures, including those related to maintenance, renovations, upgrades, and other major building infrastructure projects for the Company’s communities. Non-Development Capital Expenditures does not include capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities (i.e. Development Capital Expenditures). Amounts of Non-Development Capital Expenditures are presented net of lessor reimbursements. Owned Portfolio Operating Income is defined by the Company as resident fee revenue and other operating income (excluding amounts from the former Health Care Services segment), less facility operating expense for the Company’s Senior Housing Owned Portfolio. Owned Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. RevPAR, or average monthly senior housing resident fee revenue per available unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue from the former Health Care Services segment, revenue for private duty services provided to seniors living outside of the Company's communities, and entrance fee amortization), divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. Definitions

17 RevPOR, or average monthly senior housing resident fee revenue per occupied unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue from the former Health Care Services segment, revenue for private duty services provided to seniors living outside of the Company's communities, and entrance fee amortization), divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Same Community information reflects operating results and data  of a consistent population of communities by excluding the impact of changes in the composition of the Company's portfolio of communities. The operating results exclude natural disaster expense and related insurance recoveries. The Company defines its same community portfolio as communities consolidated and operational for the full period in both comparison years. Consolidated communities excluded from the same community portfolio include communities acquired or disposed of since the beginning of the prior year, communities classified as assets held for sale, certain communities planned for disposition, certain communities that have undergone or are undergoing expansion, redevelopment, and repositioning projects, and certain communities that have experienced a casualty event that significantly impacts their operations. Same Community Operating Income is defined by the Company as resident fee revenue and other operating income (excluding amounts from the former Health Care Services segment), less facility operating expense (excluding natural disaster expense and related insurance recoveries) for the Company's Same Community portfolio. Same Community Operating Income does not include general and administrative expense or depreciation and amortization. Segment Operating Income (Loss) is defined by the Company as segment revenue and other operating income less segment facility operating expense. Segment Operating Income (Loss) does not include general and administrative expense or depreciation and amortization. All Other Segment Operating Income consists primarily of the previously reported Management Services segment and excludes revenue for reimbursements for which the Company is the primary obligor of costs incurred on behalf of managed communities, and there is no facility operating expense associated with the All Other category. See the Segment Information note to the Company’s consolidated financial statements for more information regarding the Company’s segments. Senior Housing Leased Portfolio represents Brookdale leased communities and does not include owned or managed communities. Senior Housing Operating Income is defined by the Company as segment revenue and other operating income less segment facility operating expense for the Company’s Independent Living, Assisted Living and Memory Care, and CCRCs segments on an aggregate basis. Senior Housing Operating Income does not include general and administrative expense or depreciation and amortization. Senior Housing Owned Portfolio represents Brookdale owned communities and does not include leased or managed communities. Total Average Units represents the average number of units operated during the period. Transaction and Organizational Restructuring Costs are general and administrative expenses. Transaction costs include those directly related to acquisition, disposition, financing, and leasing activity, and are primarily comprised of legal, finance, consulting, professional fees, and other third-party costs. Organizational restructuring costs include those related to the Company’s efforts to reduce general and administrative expense and its senior leadership changes, including severance. Definitions

18 Appendices Summary Financial Impact: COVID-19 19 Non-GAAP Financial Measures 21

19 Summary Financial Impact: COVID-19 2020 2021 2022 ($ in 000s) Full Year 1Q 2Q 3Q 4Q Full Year 1Q 2Q YTD 2022 Cumulative Independent Living Other operating income $ 11,823 $ 1,364 $ 111 $ 9 $ 28 $ 1,512 $ 2 $ 1,159 $ 1,161 $ 14,496 Facility operating expense $ 16,089 $ 3,047 $ 1,449 $ 938 $ 430 $ 5,864 $ 1,335 $ 274 $ 1,609 $ 23,562 Assisted Living and Memory Care Other operating income $ 62,585 $ 5,104 $ 629 $ 75 $ 155 $ 5,963 $ 356 $ 6,412 $ 6,768 $ 75,316 Facility operating expense $ 82,483 $ 18,902 $ 6,058 $ 4,798 $ 2,494 $ 32,252 $ 7,588 $ 1,313 $ 8,901 $ 123,636 CCRCs Other operating income $ 18,454 $ 1,684 $ 46 $ 5 $ 53 $ 1,788 $ 18 $ 840 $ 858 $ 21,100 Facility operating expense $ 18,750 $ 3,985 $ 1,442 $ 1,498 $ 467 $ 7,392 $ 1,440 $ 364 $ 1,804 $ 27,946 Senior Housing Total Estimated lost revenue (1) $ 228,500 $ 94,200 $ 81,800 $ 76,400 $ 75,600 $ 328,000 $ 97,000 $ 95,000 $ 192,000 $ 748,500 Other operating income $ 92,862 $ 8,152 $ 786 $ 89 $ 236 $ 9,263 $ 376 $ 8,411 $ 8,787 $ 110,912 Facility operating expense $ 117,322 $ 25,934 $ 8,949 $ 7,234 $ 3,391 $ 45,508 $ 10,363 $ 1,951 $ 12,314 $ 175,144 The COVID-19 pandemic has adversely impacted the Company's occupancy and resident fee revenue beginning in March 2020 and resulted in incremental direct costs to respond to the pandemic. In the aggregate, since the period beginning January 1, 2020, the Company has incurred $185.5 million (consisting of $175.1 million for the consolidated Senior Housing segments and $10.4 million for the former Health Care Services segment) of pandemic-related expenses, of which 43% related to employee-related costs, 35% related to personal protective equipment and medical supplies, and 22% related to cleaning and other costs. The following table presents the known or estimated impacts related to the COVID-19 pandemic (incremental direct costs to respond to the COVID-19 pandemic, other operating income from government financial relief, and estimated lost revenue) for the Company's consolidated Senior Housing results. Presentations of these amounts are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. Consolidated Occupancy Trend 2021 January February March April May June July August September October November December Weighted average 70.0% 69.4% 69.4% 69.9% 70.5% 71.2% 72.0% 72.5% 73.0% 73.3% 73.5% 73.6% Month end 70.4% 70.1% 70.6% 71.1% 71.6% 72.6% 73.3% 73.7% 74.2% 74.5% 74.3% 74.5% 2022 January February March April May June July Weighted average 73.4% 73.3% 73.6% 73.9% 74.6% 75.2% 75.9% Month end 74.2% 74.4% 75.0% 75.3% 76.2% 76.6% 77.1% The following table sets forth the Company's recent consolidated occupancy trend. (1) Estimated lost revenue for the 2022 periods represents the difference between the actual resident fee revenue for the period and the estimated resident fee revenue for the period based upon the Company's pre-pandemic expectations for 2022. The estimated lost revenue for the 2020 and 2021 periods represents the difference between the actual resident fee revenue for the period and the Company's pre-pandemic expectations for the 2020 period.

20 Summary Financial Impact: COVID-19 2021 2022 ($ in 000s) 1Q 2Q 3Q 4Q Full Year 1Q 2Q YTD 2022 Independent Living Other operating income $ 1,345 $ 111 $ 8 $ 28 $ 1,492 $ 2 $ 1,146 $ 1,148 Facility operating expense $ 2,983 $ 1,364 $ 908 $ 431 $ 5,686 $ 1,310 $ 318 $ 1,628 Assisted Living and Memory Care Other operating income $ 4,918 $ 609 $ 76 $ 155 $ 5,758 $ 356 $ 6,291 $ 6,647 Facility operating expense $ 18,126 $ 5,861 $ 4,740 $ 2,406 $ 31,133 $ 7,496 $ 1,324 $ 8,820 CCRCs Other operating income $ 1,080 $ 43 $ 4 $ 53 $ 1,180 $ — $ 578 $ 578 Facility operating expense $ 3,193 $ 1,036 $ 842 $ 321 $ 5,392 $ 1,154 $ 290 $ 1,444 Total Same Community Other operating income $ 7,343 $ 763 $ 88 $ 236 $ 8,430 $ 358 $ 8,015 $ 8,373 Facility operating expense $ 24,302 $ 8,261 $ 6,490 $ 3,158 $ 42,211 $ 9,960 $ 1,932 $ 11,892 The following table presents the incremental direct costs to respond to the COVID-19 pandemic and other operating income from government financial relief for the Company's same community results. Certain cash flow impacts from the CARES Act and government grants and credits are shown below: 2020 2021 2022 ($ in 000s) Full Year 1Q 2Q 3Q 4Q Full Year 1Q 2Q YTD 2022 Cash received (recouped) - Medicare advances (1) $ 87,542 $ — $ (14,258) $ (3,527) $ (3,057) $ (20,842) $ (1,848) $ (1,240) $ (3,088) Deferred payroll taxes (2) 72,674 — — — (31,553) (31,553) — — — Cash received - government grants 115,748 1,700 405 89 251 2,445 376 4,574 4,950 Cash received - employee retention credit (3) — — — 1,055 350 1,405 406 19 425 Operating cash flow impacts (4) 275,964 1,700 (13,853) (2,383) (34,009) (48,545) (1,066) 3,353 2,287 Less: Other operating income (115,749) (10,735) (1,308) (89) (236) (12,368) (376) (8,411) (8,787) Changes in working capital $ 160,215 $ (9,035) $ (15,161) $ (2,472) $ (34,245) $ (60,913) $ (1,442) $ (5,058) $ (6,500) Liabilities retained by the Company as of June 30, 2022, due December 2022 $ 31,553 Government Relief (including consolidated Senior Housing segments and the former Health Care Services segment) (1) During the full year 2020, the Company received $87.5 million under the Medicare Accelerated and Advance Payment Program, of which obligations for $9.6 million were retained by the Company following the HCS Sale. The amount began to be recouped in the full year 2021 and the remaining amount was fully recouped in the six months ended June 30, 2022. (2) During the full year 2020, the Company deferred $72.7 million of the employer portion of social security taxes, of which obligations for $63.1 million were retained by the Company following the HCS Sale. One half was repaid during the full year 2021 and the $31.6 million remaining obligation is due December 31, 2022. (3) During the full year 2021, the Company recognized $9.9 million of employee retention credits on wages paid from March 12, 2020 to December 31, 2020 within other operating income. During the three months ended June 30, 2022, the Company recognized $4.7 million of employee retention credits on wages paid in 2021 within other operating income. As of June 30, 2022, the Company has received $1.8 million increasing the Company's net cash provided by (used in) operating activities and has $10.1 million of receivables related to employee retention credits. (4) Impacts included in Adjusted Free Cash Flow.

21 Non-GAAP Financial Measures This Supplemental Information contains the financial measures Adjusted EBITDA, Adjusted EBITDAR, Adjusted EBITDA after cash financing lease payments, Adjusted Free Cash Flow, Net Debt, and Adjusted Net Debt (each as defined in the "Definitions" section), which are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, short-term debt, long-term debt less current portion, or current portion of long-term debt. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations set forth in this Appendix of these non-GAAP financial measures from the most comparable financial measures determined in accordance with GAAP and to review the information under "Reconciliations of Non-GAAP Financial Measures" in the Company’s earnings release dated August 8, 2022 for additional information regarding the Company’s use and the limitations of such non-GAAP financial measures.

22 2021 2022 ($ in 000s) 1Q 2Q 3Q 4Q Full Year 1Q 2Q Net income (loss) $ (108,303) $ (83,604) $ 174,263 $ (81,720) $ (99,364) $ (100,032) $ (84,283) Provision (benefit) for income taxes 752 (792) 15,279 (23,402) (8,163) (1,976) 1,190 Equity in (earnings) loss of unconsolidated ventures 531 (13,946) 1,474 1,547 (10,394) 4,894 2,439 Loss (gain) on debt modification and extinguishment, net — — — 1,932 1,932 — — Loss (gain) on sale of assets, net (1,112) 79 (288,375) 573 (288,835) 294 (961) Other non-operating (income) loss (1,644) (2,948) (571) (740) (5,903) 27 111 Interest expense 48,607 49,057 49,361 48,115 195,140 43,354 48,234 Interest income (421) (341) (286) (301) (1,349) (95) (778) Income (loss) from operations (61,590) (52,495) (48,855) (53,996) (216,936) (53,534) (34,048) Depreciation and amortization 83,891 83,591 84,560 85,571 337,613 85,684 86,623 Asset impairment 10,677 2,078 639 9,609 23,003 9,075 2,599 Loss (gain) on facility operating lease termination, net — — — (2,003) (2,003) — — Operating lease expense adjustment (4,664) (5,326) (6,273) (7,017) (23,280) (8,307) (8,308) Non-cash stock-based compensation expense 4,783 4,527 3,568 3,392 16,270 3,885 3,619 Transaction and Organizational Restructuring Costs 1,884 689 943 293 3,809 373 229 Adjusted EBITDA (1) $ 34,981 $ 33,064 $ 34,582 $ 35,849 $ 138,476 $ 37,176 $ 50,714 Other operating income $ 10,735 $ 1,308 $ 89 $ 236 $ 12,368 $ 376 $ 8,411 Adjusted EBITDA Reconciliation Non-GAAP Financial Measures (continued) (1) Adjusted EBITDA includes government grants and credits recognized in other operating income.

23 Adjusted EBITDAR; Adjusted EBITDA; and Adjusted EBITDA after Cash Financing Lease Payments Reconciliations Twelve Months Ended June 30, 2022($ in 000s) Net income (loss) $ (91,772) Provision (benefit) for income taxes (8,909) Equity in (earnings) loss of unconsolidated ventures 10,354 Loss (gain) on debt modification and extinguishment, net 1,932 Loss (gain) on sale of assets, net (288,469) Other non-operating (income) loss (1,173) Interest expense 189,064 Interest income (1,460) Income (loss) from operations (190,433) Depreciation and amortization 342,438 Asset impairment 21,922 Loss (gain) on facility operating lease termination, net (2,003) Facility operating lease expense 169,178 Non-cash stock-based compensation expense 14,464 Transaction and Organizational Restructuring Costs 1,838 Adjusted EBITDAR $ 357,404 Facility operating lease expense (169,178) Operating lease expense adjustment (29,905) Adjusted EBITDA $ 158,321 Interest expense: financing lease obligations (47,459) Payment of financing lease obligations (21,321) Adjusted EBITDA after cash financing lease payments $ 89,541 Non-GAAP Financial Measures (continued)

24 Net Debt and Adjusted Net Debt Reconciliations ($ in 000s) As of June 30, 2022 Long-term debt (including current portion) $ 3,834,160 Cash and cash equivalents (238,757) Marketable securities (165,481) Cash held as collateral against existing debt (15,717) Net Debt 3,414,205 Operating and financing lease obligations 1,324,087 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR (29,448) Adjusted Net Debt $ 4,708,844 Operating and financing lease obligations $ 1,324,087 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR (29,448) Adjusted operating and financing lease obligations 1,294,639 Operating and financing lease obligations related to corporate office and information technology leases (13,702) Operating and financing lease obligations for Senior Housing Leased Portfolio $ 1,280,937 Non-GAAP Financial Measures (continued)

25 2021 2022 ($ in 000s) 1Q 2Q 3Q 4Q Full Year 1Q 2Q Net cash provided by (used in) operating activities $ (23,857) $ 3,410 $ 7,200 $ (81,387) $ (94,634) $ (23,255) $ 11,577 Net cash provided by (used in) investing activities (3,806) 1,561 203,974 (20,272) 181,457 (36,163) (43,838) Net cash provided by (used in) financing activities (35,562) (20,992) (19,177) (37,926) (113,657) (403) (17,690) Net increase (decrease) in cash, cash equivalents and restricted cash $ (63,225) $ (16,021) $ 191,997 $ (139,585) $ (26,834) $ (59,821) $ (49,951) Net cash provided by (used in) operating activities $ (23,857) $ 3,410 $ 7,200 $ (81,387) $ (94,634) $ (23,255) $ 11,577 Distributions from unconsolidated ventures from cumulative share of net earnings — (5,355) (836) — (6,191) (561) — Changes in prepaid insurance premiums financed with notes payable 12,985 (4,200) (4,151) (4,634) — 16,629 (5,377) Changes in operating lease assets and liabilities for lease termination — — — 2,380 2,380 — — Changes in operating lease assets and liabilities for lessor capital expenditure reimbursements (7,563) (7,943) (11,551) (3,908) (30,965) (1,490) (3,367) Non-development capital expenditures, net (27,450) (35,795) (28,193) (45,972) (137,410) (39,326) (45,686) Payment of financing lease obligations (4,789) (4,864) (5,039) (5,182) (19,874) (5,490) (5,610) Adjusted Free Cash Flow (1) $ (50,674) $ (54,747) $ (42,570) $ (138,703) $ (286,694) $ (53,493) $ (48,463) (1) Adjusted Free Cash Flow includes: Cash received - government grants and credits $ 1,700 $ 405 $ 1,144 $ 601 $ 3,850 $ 782 $ 4,593 Cash payments - deferred payroll taxes $ — $ — $ — $ (31,553) $ (31,553) $ — $ — Cash recouped - Medicare advances $ — $ (14,258) $ (3,527) $ (3,057) $ (20,842) $ (1,848) $ (1,240) Adjusted Free Cash Flow Reconciliation Non-GAAP Financial Measures (continued) Brookdale Senior Living Inc. 111 Westwood Place Brentwood, TN 37027 (615) 221-2250 www.brookdale.com